TRANSAMERICA SERIES TRUST

Supplement to the Summary Prospectus for the Portfolio listed below

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Transamerica Index 50 VP

Effective December 10, 2012, the first and second bullet points under “Principal Investment Strategies” in the Summary Prospectus are deleted and are replaced with the following:

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Under normal circumstances, the portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in U.S. fixed income securities. These percentages may vary. The portfolio is subject to volatility guidelines. Based on these guidelines, the level of volatility of the equity markets, changes in volatility and the level of interest rates, the sub-adviser may increase equity exposure to approximately 70% or may decrease equity exposure to approximately 25%. Notwithstanding the guidelines, the sub-adviser may elect to allocate fewer assets to equity ETFs when it believes it is advisable to do so.

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The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considered to be prudent diversification principles and other factors, such as historical performance and volatility in the equity markets.

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Investors Should Retain this Supplement for Future Reference

October 19, 2012